EXHIBIT 23.2
                 CONSENT OF DERRICK STRICKLAND, GEOLOGIST EXPERT


                               Derrick Strickland
                       5-236 West 12th Avenue, Vancouver,
                        British Columbia, Canada, V5Y 1T7
                             Telephone: 604-773-0992
                       Email:derrick_Strickland@telus.net


                          CONSENT of DERRICK STRICKLAND
                       TO: British Columbia Securities and
                 Exchange Commission and Toronto Stock Exchange


I, Derrick Strickland, do hereby consent to the filing of the written disclosure of the technical report titled "Geological Exploration Report on the Altan Property Mongolia" and dated November, 2003 (the "Technical Report") and any extracts from or a summary of the Technical Report in the disclosure document and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentation in the information derived from the Technical Report.


Dated this 4th day of December, 2003


                                                                          [SEAL]
/s/ Derrick Strickland
Derrick Strickland, P.Geo.

                               Derrick Strickland
                       5-236 West 12th Avenue, Vancouver,
                        British Columbia, Canada, V5Y 1T7
                             Telephone: 604-773-0992
                       Email:derrick_Strickland@telus.net


                          CONSENT of DERRICK STRICKLAND
                       TO: British Columbia Securities and
                 Exchange Commission and Toronto Stock Exchange


I, Derrick Strickland, do hereby consent to the filing of the written disclosure of the technical report titled "Ovorkhangai Property" and dated November, 2003 (the "Technical Report") and any extracts from or a summary of the Technical Report in the disclosure document and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentation in the information derived from the Technical Report.


Dated this 4th day of December, 2003


                                                                          [SEAL]
/s/ Derrick Strickland
Derrick Strickland, P.Geo.